Exhibit 99.1

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (the “Agreement”), dated as of November 1, 2024 (the “Assumption Date”), is by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Assignor”) and COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION (the “Assumption Party”).

W I T N E S S E T H :

WHEREAS, the Assignor’s corporate trust business performs certain roles for Chase Issuance Trust, a Delaware statutory trust (the “Issuing Entity”) (the “Assumed Transaction”) under (i) the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 30, 2016 (as amended, supplemented or otherwise modified from time to time, the “Transfer and Servicing Agreement”), by and among JPMorgan Chase Bank, National Association, as servicer, account owner and administrator, Chase Card Funding LLC, as transferor, the Issuing Entity and the Assignor, as indenture trustee and collateral agent, (ii) the Fourth Amended and Restated Indenture, dated as of January 20, 2016 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and between the Issuing Entity and the Assignor, as indenture trustee (iii) the Third Amended and Restated Asset Pool One Supplement to the Indenture, dated as of January 20, 2016 (as amended, supplemented or otherwise modified from time to time, the “Asset Pool One Supplement”), by and between the Issuing Entity and the Assignor, as indenture trustee and collateral agent and (iv) the Second Amended and Restated CHASEseries Indenture Supplement to the Indenture, dated as of January 20, 2016 (as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement” and collectively with the Transfer and Servicing Agreement, the Indenture, the Asset Pool One Supplement, the “Transaction Documents”), by and between the Issuing Entity and the Assignor, as indenture trustee and collateral agent;

WHEREAS, the Assignor sold substantially all of its corporate trust business (including, without limitation, the escrow, custodial, and asset backed securities lines of business thereunder and excluding any account bank, deposit taking institution, lender or related roles) to the Assumption Party on November 1, 2021; and

WHEREAS, in connection with such sale, pursuant to the terms of this Agreement, the Assignor desires to assign, and the Assumption Party desires to assume, the rights, duties and obligations of the Assignor as indenture trustee and as collateral agent performed by the Assignor’s corporate trust business (each, a “Transferred Role”) with respect to the Assumed Transaction under the applicable Transaction Documents. Notwithstanding the above, all cash held in the “Qualified Bank Accounts” (as such term is defined in the Indenture) has not been transferred to the Assumption Party and has been retained by and remains with the Assignor, which is a “Qualified Institution” (as such term is defined in the Indenture).

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1. Assumption; Agreement to Service. From and after the Assumption Date, the

Assignor hereby assigns, transfers, and conveys each Transferred Role under the applicable Transaction Document, and the Assumption Party hereby agrees to act in the capacity of each Transferred Role with respect to the Assumed Transaction under the applicable Transaction Documents and assumes all of the rights, duties and obligations under the Transaction Documents; provided, that the Assumption Party is not assuming: (a) obligations under the Transaction Documents incurred prior to the Assumption Date, whether or not known as of the Assumption Date (whether responsibilities, duties, liabilities or otherwise), (b) obligations of the Assignor in any role other than the Transferred Roles and (c) obligations under any agreement to which the Assignor is not expressly a party. In furtherance of the above, the Assumption Party, from and after the Assumption Date, agrees to act in the capacity of each Transferred Role in accordance with the terms of the applicable Transaction Documents. The Assignor shall remain liable for all such liability arising prior to the Assumption Date and for its own actions and omissions apart from those assumed by the Assumption Party.

2. No Release of the Assignor. Except as expressly provided in this Agreement, nothing contained herein shall affect any claims that any party may have against the Assignor or otherwise release the Assignor from any obligation arising under any Transaction Document or related to the Assumed Transaction before the Assumption Date.

3. Further Assurances. The Assignor agrees that, from time to time, as required by the Transaction Documents of the Assumed Transaction, Assignor will execute and deliver such further documents and perform such other acts as may be reasonably required to fully effect the purposes of this Agreement.

4.  Representations of the Assignor. In connection with its assumption of the obligations of each Transferred Role with respect to the Assumed Transaction, the Assignor hereby represents and warrants, as of the Assumption Date:

(a) Due Organization and Authority. The Assignor is a national banking association and is in compliance with the laws of any such state; the Assignor has the full power and authority to execute and deliver this Agreement and to perform in accordance with the Agreement; the execution and delivery of this Agreement by the Assignor has been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligations of the Assignor; and, to the best of the Assignor’s knowledge, in compliance with and as may be required by each governing transaction document applicable to the Assumed Transaction, all conditions precedent to the actions contemplated by this Agreement have been satisfied and the actions contemplated by this Agreement are authorized and permitted;

(b) No Conflicts. Neither the execution and delivery of this Agreement or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of the Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Assignor’s charter or by-laws or any legal restriction or any agreement or instrument to which the Assignor is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject;

(c) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Assignor’s knowledge, threatened against the Assignor which, either in any one instance or in the aggregate, would draw into question the validity of this Agreement or of any action to be taken by the Assignor as contemplated herein.

5. Representations of the Assumption Party. In connection with its assumption of the obligations of each Transferred Role with respect to the Assumed Transaction, the Assumption Party hereby represents and warrants, as of the Assumption Date:

(a) Due Organization and Authority. The Assumption Party is a national banking association and is in compliance with the laws of any such state; the Assumption Party has the full power and authority to execute and deliver this Agreement and to perform in accordance with the Transaction Documents; the execution and delivery of this Agreement and the performance of the Transaction Documents by the Assumption Party and the consummation of the transactions contemplated thereby have been duly and validly authorized; this Agreement and the Transaction Documents evidence the valid, binding and enforceable obligations of the Assumption Party; and, to the best of the Assumption Party’s knowledge, in compliance with and as may be required by each governing transaction document applicable to the Assumed Transaction, all conditions precedent to the actions contemplated by this Agreement have been satisfied and the actions contemplated by this Agreement are authorized and permitted;

(b) No Conflicts. Neither the execution and delivery of this Agreement or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of the Transaction Documents, will conflict with or result in a breach of any of the terms, conditions or provisions of the Assumption Party’s charter or by-laws or any legal restriction or any agreement or instrument to which the Assumption Party is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assumption Party or its property is subject;

(d) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Assumption Party’s knowledge, threatened against the Assumption Party which, either in any one instance or in the aggregate, would draw into question the validity of this Agreement or of any action to be taken by the Assumption Party as contemplated herein;

(e) Eligibility Requirements. The Assumption Party meets all eligibility requirements under the Transaction Documents with respect to the qualifications of a successor to Assignor in each Transferred Role.

6. Address for Notices. The Assumption Party’s address for purposes of all notices and correspondence related to the Assumed Transaction and the Transaction Documents shall be as follows:

Computershare Trust Company, National Association

1505 Energy Park Drive

St. Paul, MN 55108

Attn: Computershare Corporate Trust – Asset Backed Administration

7. Entire Agreement. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

8. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Survival. The representations, warranties, covenants and agreements of the Assumption Party contained herein shall survive the execution and delivery of this Agreement.

10. Governing Law. THIS AGREEMENT AND ANY NON-CONTRACTUAL OBLIGATIONS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT WOULD HAVE THE EFFECT OF GIVING EFFECT TO THE LAWS OF ANOTHER JURISDICTION).

11. Submission to Jurisdiction. Each party submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for legal proceedings relating to this Agreement. Each party irrevocably waives, to the fullest extent permitted by law, any objection that it may now or in the future have to the venue of a proceeding brought in such a court and any claim that the proceeding has been brought in an inconvenient forum.

12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

13. No Waiver; Remedies. No failure to exercise and no delay in exercising any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

14. Counterparts. This Agreement shall be valid, binding and enforceable against a party only when executed by an authorized individual on behalf of the party by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Agreement may be executed in one or more counterparts, including via facsimile or email (or any other electronic means such as “.pdf” or “.tiff” files), each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

15. Waivers and Modifications in Writing. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

COMPUTERSHARE TRUST COMPANY, NATIONAL ASSOCIATION, as the Assumption Party

By:	/s/ Kristen Walters
Name:	Kristen Walters
Title:	Vice President

Assignment and Assumption Agreement

WELLS FARGO BANK, NATIONAL ASSOCATION, as the Assignor

By:	/s/ Jane E. Labouliere
Name:	Jane E. Labouliere
Title:	Executive Director

Assignment and Assumption Agreement